UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 E. Michigan St. Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code (414) 765- 5384

Date of fiscal year end: May 31, 2007

Date of reporting period: May 31, 2007

Item 1.	Report to Stockholders.

Annual Report

Leader Short-Term Bond Fund

(Symbol: LCCMX)

May 31, 2007

Investment Advisor

Leader Capital Corporation

121 SW Morrison Street

Suite 245

Portland, OR 97204

Phone: 1-800-711-9164

Leader Short-Term Bond Fund

Management’s Discussion & Analysis

Dear Fellow Shareholders:

We are pleased to present the annual report for the Leader Short-Term Bond Fund. This report covers the financial results and investment activity for the Leader Short-Term Bond Fund for the fiscal period ended May 31, 2007.

The Leader Short-Term Bond Fund ended calendar year 2006 with a total return, before any sales charges, of 8.75%. The Fund ended its 11-month fiscal period with a total return, before any sales charges, of 7.53%. This performance beats the Fund’s benchmark for the same period, the Merrill Lynch 1-3 Year Government/Corporate Bond Index, which had a return of 4.89%, by over 250 basis points.

Average Annual Total Returns as of 5/31/07	One Year	Since Inception (7/14/05)
Leader Short-Term Bond Fund w/sales charges	4.24%	1.51%
Merrill Lynch 1-3 Year Gov/Corp Bond Index	5.09%	3.74%
Gross Expense Ratio (as of 1/19/07 prospectus): 2.06%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data shown reflects the maximum sales load of 3.50%.

Leader Capital continues to believe that the sweet spot in the market from a risk/return standpoint (i.e. alpha) is good in the three year average duration/maturity. Our expectation for the coming year is continued repatriation profits for large U.S. corporations and deteriorating Gross Domestic Product. The dollar should remain in a down trend for some time. As such, we believe the best place to invest is in the short end of the curve which Leader Capital believes should tend to reduce interest rate risk and enhance liquidity.

In the following pages you will find information about the Leader Short-Term Bond Fund. We hope you will take a moment to read this information, and let us know if you have any questions about your investment. You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Short-Term Bond Fund and we look forward to serving your investment needs in the years to come.

Sincerely,

John E. Lekas

Portfolio Manager

The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund is exposed to credit risk where lower-rated securities have a higher risk of defaulting on obligations. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Alpha is a measure of a mutual fund’s risk relative to the market. A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. The Merrill Lynch 1-3 Year U.S. Government/Corporate Bond Index (ML13) is an index tracking short-term U.S. Government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. The ML13 does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor. (07/07)

Leader Short-Term Bond Fund

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/06 - 5/31/07).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. The Fund charges an initial sales charge of 3.50%. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Leader Short-Term Bond Fund
	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Expenses Paid During Period 12/1/06 –5/31/07*
Actual **	$1,000.00	$1,022.20	$8.57
Hypothetical (5% return before expenses)***	$1,000.00	$1,016.45	$8.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment would be $43.27.
***	Including loads, your hypothetical cost of investment would be $43.25.

Leader Short-Term Bond Fund

Investment Highlights

(Unaudited)

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. The Advisor utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund's sector breakdown as of May 31, 2007 is shown below.

Security Type Breakdown

% of Net Assets

Leader Short-Term Bond Fund

Investment Highlights (continued)

(Unaudited)

Total Returns as of May 31, 2007

	No Load Returns
	Leader Short-Term Bond Fund	Merrill Lynch 1-3 Year Government/Corporate Bond Index
Six Months	2.22%	1.81%

One Year	8.00%	5.09%

Average Annual Since Inception (7/14/05)	3.45%	3.74%

Front-End Load Returns
Leader Short-Term Bond Fund
Six Months	-1.31%

One Year	4.24%

Average Annual Since Inception (7/14/05)	1.51%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-711-9164.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown in the table above and the following graph assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade U.S. Government and corporate public debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.

One cannot invest directly in an index. Sector allocations are subject to change.

Leader Short-Term Bond Fund

Investment Highlights (continued)

(Unaudited)

*	Inception Date

Fund figures reflect a deduction of the maximum sales charge of 3.50% on the $10,000 investment. Thus, the net amount invested was $9,650.

Leader Short-Term Bond Fund

Schedule of Investments

May 31, 2007

	Principal Amount	Value
CORPORATE BONDS 27.05%
Beazer Homes USA
8.625%, 05/15/2011	$500,000	$506,250
Bombardier, Inc.
6.300%, 05/01/2014(a) (Acquired 11/09/2006, Cost $376,429)	400,000	392,000
Bowater Canada Finance
7.950%, 11/15/2011	250,000	242,187
Bowater, Inc.
9.375%, 12/15/2021	200,000	198,000
Cellu Tissue Holdings
9.750%, 03/15/2010	250,000	252,500
Clear Channel Communications
7.650%, 09/15/2010	250,000	262,469
CNA Financial Corp.
6.450%, 01/15/2008	250,000	251,277
Coca-Cola Co.
5.750%, 03/15/2011	250,000	253,556
Core Investment Grade Trust
4.642%, 11/30/2007	500,000	497,985
Fairfax Financial Holdings Ltd.
6.875%, 04/15/2008	50,000	50,625
7.375%, 04/15/2018	500,000	488,125
7.750%, 04/26/2012	700,000	714,000
JP Morgan Chase & Co.
7.250%, 06/01/2007	200,000	200,000
LCI International, Inc.
7.250%, 06/15/2007	500,000	500,000
Lyondell Chemical Co.
10.875%, 05/01/2009	1,000,000	1,005,000
Pepco Holdings, Inc.
5.500%, 08/15/2007	300,000	300,133
Qwest Capital Funding, Inc.
7.250%, 02/15/2011	250,000	256,563
Rite Aid Corp.
8.125%, 05/01/2010	500,000	517,500
Sears Roebuck Acceptance Corp.
7.000%, 06/15/2007	170,000	170,022
SLM Corp.
5.000%, 10/01/2013	900,000	800,342
Unisys Corp.
7.875%, 04/01/2008	473,000	475,365
6.875%, 03/15/2010	200,000	200,000
U.S. West Capital Funding
6.375%, 07/15/2008	200,000	202,000
William Lyon Homes, Inc.
10.750%, 04/01/2013	300,000	299,625

TOTAL CORPORATE BONDS (Cost $8,950,185)		9,035,524

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Schedule of Investments, continued

May 31, 2007

	Principal Amount	Value
FOREIGN BONDS 4.37%
Brazil 1.01%
Federal Republic of Brazil
12.500%, 01/05/2016	520,000	336,471

Germany 3.36%
Kreditanstalt Fuer Weideraufbau
11.750%, 08/08/2008	70,000,000	1,124,081

TOTAL FOREIGN BONDS (Cost $1,439,697)		1,460,552

	Shares	Value
INVESTMENT COMPANIES 3.62%
ProFunds Rising U.S. Dollar ProFund—Investor Class	16,205	495,398
ProFunds UltraShort Emerging Markets ProFund—Investor Class	20,000	308,200
Rydex Dynamic Strengthening Dollar Fund—Class H(c)	16,065	405,321

TOTAL INVESTMENT COMPANIES (Cost $1,259,694)		1,208,919

	Principal Amount	Value
COMMERCIAL PAPER 34.23%
American Honda Finance Corp.
0.000%, 06/11/2007	350,000	349,491
Australia and New Zealand Banking Group Ltd.
0.000%, 06/12/2007(f)	1,000,000	998,396
Autobahn Funding Co. LLC
0.000%, 06/05/2007(f)	1,000,000	999,412
Avon Capital Corp.
0.000%, 06/12/2007(f)	500,000	499,199
Burlington Northern Santa Fe Corp.
0.000%, 06/14/2007(f)	800,000	798,466
Comcast Corp.
0.000%, 06/08/2007(f)	800,000	799,174
Gannett Co., Inc.
0.000%, 06/08/2007(f)	800,000	799,174
H.J. Heinz Finance Co.
0.000%, 06/14/2007(f)	1,000,000	998,083
The Hershey Co.
0.000%, 06/07/2007(f)	400,000	399,652
Honeywell Int'l Inc.
0.000%, 06/05/2007(f)	500,000	499,707
IBM Capital, Inc.
0.000%, 06/26/2007(f)	500,000	498,184
National Rural Utilities Cooperative Finance Corp.
0.000%, 06/12/2007	1,000,000	998,396
R.R. Donnelley & Sons Co.
0.000%, 06/04/2007	400,000	399,822
Southern Company Funding Corp.
0.000%, 06/04/2007(f)	1,000,000	999,563
Starbucks Corp.
0.000%, 06/15/2007(f)	700,000	698,557
Whirlpool Corp.
0.000%, 06/12/2007(f)	700,000	698,864

TOTAL COMMERCIAL PAPER (Cost $11,434,140)		11,434,140

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Schedule of Investments, continued

May 31, 2007

	Principal Amount	Value
U.S. GOVERNMENT AGENCIES & OBLIGATIONS 28.02%
Federal Farm Credit Banks Funding Corp. Discount Note
0.000%, 06/12/2007	500,000	499,212
Federal Farm Credit Banks Funding Corp. Discount Note
0.000%, 06/13/2007	500,000	499,140
Federal Farm Credit Banks Funding Corp. Discount Note
0.000%, 06/20/2007	400,000	398,911
Federal Home Loan Bank
5.500%, 05/21/2009	1,500,000	1,500,414
Federal Home Loan Bank Discount Note
0.000%, 06/12/2007	600,000	599,052
Federal Home Loan Bank Discount Note
0.000%, 06/20/2007	500,000	498,636
Federal Home Loan Bank Discount Note
0.000%, 06/21/2007	400,000	398,853
Federal Home Loan Mortgage Corp.
3.540%, 06/15/2035(b) (d)	404,732	385,905
Federal Home Loan Mortgage Corp.
5.298%, 09/15/2036(b) (d)	440,036	409,202
Federal Home Loan Mortgage Corp. Discount Note
0.000%, 06/11/2007	500,000	499,292
Federal Home Loan Mortgage Corp., Principal Only
0.000%, 01/15/2035(c) (d)	332,379	320,332
Federal Home Loan Mortgage Corp., Principal Only
0.000%, 02/15/2036(c) (d)	665,378	485,393
Federal Home Loan Mortgage Corp., Principal Only
0.000%, 09/15/2036(c) (d)	660,828	582,757
Federal Home Loan Mortgage Corp., Principal Only
0.000%, 09/15/2036(c) (d)	549,105	463,083
Federal National Mortgage Association Discount Note
0.000%, 06/06/2007	500,000	499,643
Federal National Mortgage Association, Principal Only
0.000%, 08/25/2036(c) (d)	370,370	307,316
U.S. Treasury Strip
0.000%, 11/15/2015(c)	5,000	3,312
U.S. Treasury Strip
0.000%, 02/15/2025(c)	2,500,000	1,009,135

TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $9,571,224)		9,359,588

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Schedule of Investments, continued

May 31, 2007

	Shares	Value
MONEY MARKET 0.65%
Fidelity Institutional Money Market Portfolio, 5.23%(e)	219,702	219,702

TOTAL MONEY MARKET (Cost $219,702)		219,702

TOTAL INVESTMENTS (Cost $32,874,642) 97.94%		32,718,425
Other Assets in Excess of Liabilities 2.06%		686,748

TOTAL NET ASSETS 100.00%		$33,405,173

Percentages are stated as a percent of net assets.

(a)	Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(b)	Variable rate security: the coupon rate shown represents the rate at May 31, 2007.
(c)	Non-income producing.
(d)	Collateralized mortgage obligation (CMO).
(e)	Variable rate security: the money market rate shown represents the rate at May 31, 2007.
(f)	Section 4(2) paper which is unregistered and restricted on its resale.

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Statement of Assets and Liabilities

May 31, 2007
Assets
Investments, at value (cost $32,874,642)	$32,718,425
Cash	104,775
Dividends and interest receivable	227,707
Receivable for capital shares sold	497,832
Receivable for investments sold	423,044
Receivable from Advisor	26,522
Other assets	11,558

Total Assets	34,009,863

Liabilities
Payable for investments purchased	347,299
Payable for capital shares redeemed	165,738
Payable to affiliates	31,745
Payable for distribution fees	27,092
Accrued expenses and other liabilities	32,816

Total Liabilities	604,690

Net Assets	$33,405,173

Net Assets Consist Of:
Paid-in capital	$33,286,161
Undistributed net investment income	60,574
Undistributed net realized gain from:
Investment transactions	212,188
Foreign currency transactions	1,450
Net unrealized appreciation (depreciation) on:
Investments	(156,217)
Foreign currency translation	1,017

Net Assets	$33,405,173

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,448,670

Net asset value per share	$9.69

Offering price per share ($9.69 divided by 0.965)(1)	$10.04

(1)	A maximum charge of 3.50% will be imposed on purchases less than $500,000.

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Statement of Operations

For the Period Ended May 31, 2007(1)
Investment Income
Interest income(2)	$1,362,374
Dividend income(3)	26,885

Total Investment Income	1,389,259

Expenses
Advisory fees	183,755
Distribution fees	61,760
Transfer agent fees and expenses	33,470
Fund accounting fees	32,590
Legal fees	30,975
Administration fees	30,057
Custody fees	24,328
Federal and state registration fees	20,178
Audit and tax fees	17,614
Reports to shareholders	3,824
Chief Compliance Officer fees and expenses	3,591
Trustees’ fees and related expenses	2,982
Other expenses	5,288

Total Expenses	450,412
Less waivers and reimbursement by Advisor	(145,518)

Net Expenses	304,894

Net Investment Income	1,084,365

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	285,142
Foreign currency transactions	(2,537)
Change in net unrealized appreciation/depreciation on:
Investments	(121,801)
Foreign currency translation	461

Net Realized and Unrealized Gain on Investments	161,265

Net Increase In Net Assets From Operations	$1,245,630

(1)	The Fund has changed its fiscal year end from June 30 to May 31. The current period represents activity from July 1, 2006 through May 31, 2007.
(2)	Net of $1,874 in foreign withholding tax.
(3)	Net of $114 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Statements of Changes in Net Assets

	Period Ended May 31, 2007(2)	Period Ended June 30, 2006(1)
From Operations
Net investment income	$1,084,365	$350,043
Net realized gain (loss) from:
Investments	285,142	(99,415)
Foreign currency transactions	(2,537)	3,987
Change in net unrealized appreciation/depreciation on:
Investments	(121,801)	(34,416)
Foreign currency translation	461	556

Net increase in net assets from operations	1,245,630	220,755

From Distributions
Net investment income	(1,027,528)	(319,847)

Net decrease in net assets resulting from distributions paid	(1,027,528)	(319,847)

From Capital Share Transactions
Proceeds from shares sold	29,436,286	14,027,270
Net asset value of shares issued in reinvestment of distributions to shareholders	818,727	254,395
Payments for shares redeemed	(10,032,423)	(1,218,092)

Net increase in net assets from capital share transactions	20,222,590	13,063,573

Total increase In net assets	20,440,692	12,964,481

Net Assets:
Beginning of period	12,964,481	—

End of period	$33,405,173	$12,964,481

Undistributed Net Investment Income Included in Net Assets	$60,574	$30,196

(1)	Fund commenced operations on July 14, 2005.
(2)	Fund changed fiscal year end from June 30 to May 31. The current period represents activity from July 1, 2006 through May 31, 2007.

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended May 31, 2007(2)	Period Ended June 30, 2006(1)
Net Asset Value, Beginning of Period	$9.46	$10.00

Income (loss) from investment operations:
Net investment income	0.47	0.42
Net realized and unrealized gain (loss) on investments	0.23	(0.56	)(6)

Total from Investment Operations	0.70	(0.14)

Less distributions paid:
From net investment income	(0.47)	(0.40)

Total distributions paid	(0.47)	(0.40)

Net Asset Value, End of Period	$9.69	$9.46

Total Return(3) (4)	7.53%	(1.28)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$33,405	$12,694
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(5)	2.51%	3.81%
After waiver and expense reimbursement(5)	1.70%	1.65%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(5)	5.24%	3.14%
After waiver and expense reimbursement(5)	6.05%	5.30%
Portfolio turnover rate(4)	237.15%	211.39%

(1)	Fund commenced operations on July 14, 2005.
(2)	Fund changed fiscal year end from June 30 to May 31. The current period represents activity from July 1, 2006 through May 31, 2007.
(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect any sales loads.
(4)	Not annualized for periods less than a full year.
(5)	Annualized.
(6)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to fluctuations in share transactions in the period.

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Notes to Financial Statements

May 31, 2007

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Leader Short-Term Bond Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective on May 11, 2005 and commenced operations on July 14, 2005 as a series of Unified Series Trust. Effective at the close of business on March 3, 2007, the Fund reorganized as a series of the Trust.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of the business day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked prices. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

(b)	Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign

Leader Short-Term Bond Fund

Notes to Financial Statements, continued

May 31, 2007

withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Fund will distribute any net investment income monthly and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(g)	Expenses

Expenses associated with a specific fund within the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(h)	Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against

Leader Short-Term Bond Fund

Notes to Financial Statements, continued

May 31, 2007

the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(i)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the effective interest method, over the average life of the security.

(j)	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. The adoption of FIN 48 is required for the last net asset value calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. The Fund will apply FIN 48 to all open tax years on the date of adoption which is expected to be on November 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

(3)	Federal Tax Matters

On June 14, 2007, a distribution of $0.038 per share was declared. The dividend was paid on June 15, 2007 to shareholders of record on June 14, 2007.

The tax character of distributions paid during the periods ended May 31, 2007 and June 30, 2006 were as follows:

	May 31, 2007	June 30, 2006
Ordinary Income	$1,027,528	$319,847

Leader Short-Term Bond Fund

Notes to Financial Statements, continued

May 31, 2007

As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$32,874,642

Gross tax unrealized appreciation	$140,156
Gross tax unrealized depreciation	(296,373)

Net tax unrealized depreciation	$(156,217)

Undistributed ordinary income	$272,459
Undistributed long-term capital gain	1,753

Total distributable earnings	$274,212

Other accumulated gains	$1,017

Total accumulated gains	$119,012

The Statement of Assets and Liabilities were adjusted as follows:

Accumulated Net Investment Income (Loss)	$(26,459)
Accumulated Realized Gain (Loss)	$26,461
Paid-in Capital	$(2)

For the fiscal year ended May 31, 2007 the permanent book to tax differences related to paydowns, foreign currency and foreign bonds.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At May 31, 2007, the Fund did not have any capital loss carry forwards.

(4)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund Shares. During the period ended May 31, 2007, the Fund accrued expenses of $61,760 pursuant to the 12b-1 Plan. In addition to the 12b-1 fee, the Fund is also subject to a 0.25% shareholder servicing fee under the 12b-1 Plan.

(5)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with Leader Capital Corporation (the “Advisor”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on March 2, 2007, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.90% of the Fund’s average daily net assets. For the period July 1, 2006 through March 2, 2007, the Fund paid the Advisor a fee computed at an annual rate of 1.10% of the Fund’s average net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.65% of the Fund’s average daily net assets through June 30, 2007 and 1.85% through February 29, 2008 and shall continue thereafter at the discretion of the Board of Trustees. For the period ended May 31, 2007, expenses of $145,518 were waived by the Advisor. Effective March 2, 2007, any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or

Leader Short-Term Bond Fund

Notes to Financial Statements, continued

May 31, 2007

reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2010	$67,401

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor. As of May 31, 2007, amounts owed by the Fund for those services mentioned above amounted to $9,519, $8,556, $6,003 and $4,903, respectively.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Period Ended May 31, 2007(2)	Period Ended June 30, 2006(1)
Shares sold	3,025,631	1,472,566
Shares issued to holders in reinvestment of distributions	84,409	26,960
Shares redeemed	(1,032,033)	(128,863)

Net Increase	2,078,007	1,370,663

(1)	The Fund commenced operations on July 14, 2005.
(2)	The Fund changed its fiscal year end from June to May. The current period represents activity from July 1, 2006 through May 31, 2007.

(8)	Investment Transactions

For the period ended May 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government obligations were as follows:

Purchases
U.S. Government Obligations	$2,899,875
Other	$28,189,405
Sales
U.S. Government Obligations	$2,562,235
Other	$19,217,852

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2007, no shareholder held greater than 25% of the Fund’s voting securities.

Leader Short-Term Bond Fund

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Trustees of Leader Short-Term Bond Fund (Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leader Short-Term Bond Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2007, and the related statement of operations for the period July 1, 2006 through May 31, 2007 and the statements of changes in net assets and the financial highlights for each of the two periods July 14, 2005 (commencement of operations) through June 30, 2006 and July 1, 2006 through May 31, 2007. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007 by correspondence with the Fund’s custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leader Short-Term Bond Fund as of May 31, 2007 and the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

August 13, 2007

Leader Short-Term Bond Fund

Basis for Trustees Approval of Investment Advisory Agreement

(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on January 18, 2007 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Leader Short-Term Bond Fund (the “Fund”), a series of the Trust, and Leader Capital Corporation, the Fund’s investment adviser (the “Advisor”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Leader Short-Term Bond Fund while it was a series of the Unified Series Trust (the “Predecessor Fund”), as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, Form ADV, financial statements, bibliographic information of key personnel, written compliance program and Code of Ethics) and other pertinent information. The Trustees also reviewed the Form N-14 registration statement relating to the reorganization of the Fund and the Predecessor Fund and the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term ending on July 31, 2008.

Discussion of Factors Considered

In considering the Agreement and reaching its conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided to the Fund.

The Trustees considered the nature, extent and quality of services to be provided by the Advisor to the Fund. The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees also considered the Advisor’s reasoning for the reorganization of the Predecessor Fund and the Fund and the history of the Advisor. The Trustees reviewed the structure of the Advisor’s compliance procedures and the information provided by the Advisor in response to the TPM Due Diligence Questionnaire as well as other information provided by the Advisor and forwarded to the Trustees earlier. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Advisor. The Trustees, in consultation with their independent counsel, reviewed the Advisor’s Compliance and Supervisory Procedures Manual and were assured that it was fully compliant with Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1940, as amended. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.	Investment Performance of the Advisor and the Fund.

The Trustees discussed the Predecessor Fund’s performance and the overall performance by the Advisor and also considered the Advisor’s discussion of its history and that of the Predecessor Fund. In assessing the quality of the portfolio management delivered by the Advisor, the Trustees also compared the performance of the Predecessor Fund on both an absolute basis and in comparison to its benchmark index, the Merrill Lynch 1-3 Year U.S. Government/Corporate Bond Index. The Trustees also reviewed information on the historical performance of other accounts managed by the Advisor that were similar to the Fund in terms of investment objective, including the Advisor’s Short-Term Bond Composite since its inception on November 2, 2000. The Trustees noted that the Predecessor Fund’s performance and that of the Advisor’s composite compared

Leader Short-Term Bond Fund

Basis for Trustees Approval of Investment Advisory Agreement (continued)

(Unaudited)

favorably with their benchmarks. After considering all of the information, the Trustees concluded that the performance obtained by the Predecessor Fund and the Advisor’s Composite were satisfactory and that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Advisor’s management.

3.	Costs of Services and Profits Realized by the Advisor.

The Trustees considered the cost of services and the structure of the Advisor’s fees. The Trustees considered the cost structure of the Fund relative to its peer group based on the Lipper fee analysis provided to the Trustees as well as the proposed expense waivers and reimbursements of the Advisor. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the proposed expense subsidization undertaken by the Advisor.

The Trustees noted that the Fund’s contractual management fee of .90%, while relatively high compared to the industry average for similar funds, was reasonable when the proposed expense waivers and reimbursements of the Advisor were applied to the Fund’s overall expenses. The Trustees noted that the Fund’s total expenses would be capped at 1.15% (with an additional .5% in distribution and service fees) through June 30, 2007 and 1.35% (with an additional .5% in distribution and service fees) from July 1, 2007 through February 29, 2008. The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative performance and expense and advisory fee information. The Trustees further concluded that the Advisor’s profit from sponsoring the Fund would not be excessive and would enable the Advisor to maintain adequate profit levels to support its provision of advisory services to the Fund.

4.	Extent of Economies of Scale as the Fund Grows.

The Trustees reviewed the structure of the Advisor’s advisory fees and discussed potential economies of scale (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Fund might realize would be achievable under the structure of the Advisor’s advisory fees and the Fund’s expenses. The Trustees reviewed all proposed expense waivers and reimbursements by the Advisor with respect to the Fund. With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	Benefits Derived from the Relationship with the Fund.

The Trustees considered the direct and indirect benefits that could be received by the Advisor from its association with the Fund. The Trustees examined the brokerage of the Advisor with respect to the Fund. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Leader Short-Term Bond Fund

Additional Information

(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-711-9164.

Independent Trustees

Name, Address & Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004)	5	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios)

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	5	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios)

Leader Short-Term Bond Fund

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address & Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994–present)	5	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, MUTUALS.com (an open-end investment company with two portfolios)

Kathleen Osland 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (May 2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005)	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 27	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present)	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Leader Short-Term Bond Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-711-9164. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, upon request, by calling, toll free, 1-800-711-9164, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Leader Short-Term Bond Fund

Investment Advisor	Leader Capital Corporation 121 SW Morrison Street Suite 425 Portland, Oregon 97204

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 800 Westpoint Parkway Suite 1100 Westlake, Ohio 44145

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller and other senior financial officers. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the audit committee financial expert and is considered to be independent in accordance with SEC Rules. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.	Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the past two fiscal years for audit fees and tax fees by the principal accountant.

	FYE 05/31/2007(1)	FYE 06/30/2006
Audit Fees	$13,500	$13,000
Tax Fees	$2,000	$1,000
Other Fees	$0	$17,000

(1)	The Fund changed its fiscal year end from June 30 to May 31.

There were no audit-related fees billed in the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements. There were also no other fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported above.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including non-audit services to be performed for the Registrant’s investment adviser or any affiliated entity of the investment adviser if the engagement relates directly to the operations and financial reporting of the Registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during the last fiscal year. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

2

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date September 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date September 14, 2007